UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2009

ROTECH HEALTHCARE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50940	03-0408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300 Orlando, Florida	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2009, Rotech Healthcare Inc. (the “Company”) completed an exchange offer with respect to certain outstanding options to purchase shares of the Company’s common stock, $0.0001 par value per share, that have exercise prices that are equal to or greater than $14.00 per share held by certain of its employees, including the Company’s named executive officers, and directors (the “Offer”). The Company filed with the Securities and Exchange Commission (the “Commission”) a Schedule TO containing the terms and conditions of the Offer on December 2, 2009, Amendment No. 1 thereto on December 10, 2009 and Amendment No. 2 thereto on January 4, 2010 (collectively, the “Schedule TO”). The Company reported the results of the Offer in Amendment No. 2 to its Schedule TO.

The following table sets forth certain information concerning the options surrendered by, and the new options granted to, each of the Company’s named executive officers in the Offer.

Name	Positions and Offices Held	Exchanged Options		New Options
		Number of Shares	Exercise Price	Number of Shares	Exercise Price
Philip L. Carter	President and Chief Executive Officer	750,000	$17.00	250,000	$0.41
Steven P. Alsene	Chief Financial Officer	10,000	$23.95	3,333	$0.41
Michael R. Dobbs	Chief Operating Officer	400,000	$17.00	133,333	$0.41

These option exchanges have been reported by the named executive officers on Forms 4 filed with the Commission on January 4, 2010.

All of the new options were granted on December 31, 2009. Pursuant to the terms of the Offer, the options granted to Messrs. Carter, Alsene, and Dobbs have an exercise price of $0.41 per share, which price was equal to the average of the closing prices of the Company’s common stock on the OTC Bulletin Board during the five trading days immediately preceding the date the exchange offer was completed. The new options retain the same expiration date as the surrendered options, subject to earlier expiration of the option upon termination of the service of the optionee. The new options will vest in sixteen equal quarterly installments, with the first such installment vesting 90 days after the replacement grant date, subject to the optionee’s continued service with us on each such date. If the replacement stock options would expire prior to becoming fully vested under the above schedule, vesting will be accelerated, such that 100% of the replacement stock options will fully vest as of 180 days prior to the expiration of the replacement stock options, subject to the optionee’s continued service with us through such date. The surrendered options held by Messrs. Carter, Alsene and Dobbs have expiration dates of December 19, 2012, October 18, 2014 and April 7, 2013, respectively.

All new options were granted under the Company’s Common Stock Option Plan and, other than the changes described herein, have terms and conditions that are the same as those contained in the corresponding original option grants.

Forward-Looking Statements

This report contains certain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and section 27A of the Securities Act of 1933, as amended. These forward-looking statements include all statements regarding the intent, belief or current expectations regarding the matters discussed in this report and all statements which are not statements of historical fact. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “may,” “will,” “could,” “should,” “would,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated in this report. The following are some but not all of such risks, uncertainties, contingencies, assumptions and other factors, many of which are beyond our control, that could cause results, performance or achievements to differ materially from those anticipated: general economic, financial and business conditions; changes in reimbursement policies, the timing of reimbursements and other legislative initiatives aimed at reducing health care costs associated with Medicare and Medicaid, including, without limitation, the impact of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 and the uncertainties relating to inhalation drug reimbursement; issues relating to reimbursement by government and third party payors for our products and services generally; the costs associated with government regulation of the health care industry; health care reform and the effect of changes in federal and state health care regulations generally; whether we will be subject to additional regulatory restrictions or penalties; issues relating to our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; compliance with confidentiality requirements with respect to patient information; the effects of competition and industry consolidation; compliance with various settlement agreements and corporate compliance programs that we have established; risks related to acquired businesses; the increased cost of transportation related to rising fuel prices; the costs and effects of legal proceedings; the risks and uncertainties described in our filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements. Except as required by the federal securities laws, we do not undertake any obligation to release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Dated: January 4, 2010	By:	/s/ PHILIP L. CARTER
	Name:	Philip L. Carter
	Title:	President & Chief Executive Officer